Gain from Vessel Early Redelivery and Other (Income) / Expenses	12 Months Ended
Dec. 31, 2014
Gain from Vessel Early Redelivery and Other (Income) / Expenses [Abstract]
Gain from Vessel Early Redelivery and Other (Income) / Expenses

14.Gain from Vessel Early Redelivery and Other (Income) / Expenses

Gain from vessel early redelivery represents income recognized in connection with the early termination of period time charters resulting from a request of the respective vessel charterers for which the Company received cash compensation of $0, $2,267,818 and $0 in 2012, 2013 and 2014, respectively.

Other income for the year ended December 31, 2012, relates mainly to claim recoveries for damages that had been incurred in one of the Company’s vessels of $703,422, and to a cash compensation of $29,137 received from KLC as the first annual installment in connection with the settlement agreement dated September 15, 2011.

Other income for the year ended December 31, 2013, relates mainly to a cash compensation of $402,596 received from KLC representing the present value of the total outstanding cash payments the Company was entitled to receive in connection with the settlement agreement dated September 15, 2011 and pursuant to the amended KLC rehabilitation plan that was approved by the Seoul Central District Court in March 2013, and to claim recoveries of $218,634 relating to a dispute regarding one of the Company’s vessels.

During the third quarter of 2014, the Company recognized a charge of $250,283, in relation to a special contribution, which was paid in October 2014. According to the Greek Law 4301/2014, the charge is a voluntary contribution calculated based on the carrying capacity of the Company’s fleet, and is payable annually for four fiscal years, until 2017. The special contribution is included in Other expenses in the accompanying consolidated statement of comprehensive loss for the year ended December 31, 2014.